SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                             BURNHAM INVESTORS TRUST
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid: $0

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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                                [GRAPHIC OMITTED]
                                    BURNHAM
                                INVESTORS TRUST

                           IMPORTANT NOTICE REGARDING
                            BURNHAM INVESTORS TRUST

May 11, 2005

Dear Shareholder:

You are receiving this request as an important shareholder of Burnham Investors Trust. We are writing to request your proxy vote on four important proposals. Your vote will be tallied at your Fund's Special Shareholder Meeting. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting, scheduled for June 22, 2005.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP YOUR FUND TO HOLD THIS MEETING, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, PLEASE CALL ALAMO TOLL-FREE at 1-866-204-6490. Thank you.



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   For your convenience, please utilize one of the easy methods below to register your vote:

   BY TOUCH-TONE PHONE
   Dial the toll-free number found on your proxy card - and follow the simple instructions.

   BY INTERNET.
   Visit HTTP://WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

   BY MAIL.
   Simply return your executed proxy in the enclosed postage-paid envelope. HOWEVER, DUE TO THE SHORT TIME FRAME UNTIL THE MEETING, PLEASE TRY TO UTILIZE ONE OF THE ABOVE TWO OPTIONS TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

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                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                             ADP

                                [GRAPHIC OMITTED]
                                    BURNHAM
                                INVESTORS TRUST

                           IMPORTANT NOTICE REGARDING
                            BURNHAM INVESTORS TRUST

May 11, 2005

Dear Shareholder:

You are receiving this request as an important shareholder of Burnham Investors Trust. We are writing to request your proxy vote on four important proposals. Your vote will be tallied at your Fund's Special Shareholder Meeting. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting, scheduled for June 22, 2005.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP YOUR FUND TO HOLD THIS MEETING, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, PLEASE CALL ALAMO TOLL-FREE at 1-866-204-6490. Thank you.


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     For your convenience, please utilize one of the easy methods below to register your vote:


     BY INTERNET.
     Visit HTTPS://VOTE.PROXY-DIRECT.COM and enter the 14-digit control number located on your proxy card.

     BY TOUCH-TONE PHONE.
     Dial 1-866-241-6192 - this toll-free number is also listed on your proxy card -- and follow the simple instructions.

     BY MAIL.
     Simply return your executed proxy in the enclosed postage-paid envelope. HOWEVER, DUE TO THE SHORT TIME FRAME UNTIL THE MEETING, PLEASE TRY TO UTILIZE ONE OF THE ABOVE TWO OPTIONS TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

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                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                             REG

BURNHAM INVESTORS TRUST CALL FLOW (MAY - JUNE 2005)

BURNHAM FUND
BURNHAM FINANCIAL SERVICES FUND
BURNHAM FINANCIAL INDUSTRIES FUND
BURNHAM MONEY MARKET FUND
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

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CONNECTED CALL

Introduction

Hello, my name is_________________, I am calling on behalf of "Burnham Investors Trust." May I please speak with___________________.

For safety and accuracy this call is being recorded.

I am calling to let you know that a shareholders meeting will be held on June 22, 2005 for shareholders to vote on important proposals for "Burnham Investors Trust." Have you received your proxy package containing this information?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

For verification, may I please have your last name and street address?

The proposals have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareholder. The Board recommends that you vote "FOR" the proposals. Would you like to vote as they recommend? (IF THE SHAREHOLDER WISHES TO REVIEW EACH PROPOSAL, CLICK ON YOUR "VOTE NOW" LINK AND VOTE ACCORDINGLY).

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to your address of record. Thank you for your time.



ANSWERING MACHINE (TO BE USED LATER IN CAMPAIGN):

Hello, this ______ calling on behalf of "Burnham Investors Trust." You should have received a proxy package in the mail concerning the Special shareholders meeting scheduled to be held on June 22, 2005.

At your earliest convenience, please sign, date and return the proxy card in the postage paid envelope provided for you, or you may vote by telephone or over the internet. If you have any questions, need proxy material, or would like to vote by telephone, please call 1-866-204-6490.

Thank you for your consideration.
ALAMO 15132 & 15280 (1-866-204-6490 FOR INBOUND VOTES AND CONFIRMS)

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